Exhibit 10.52

THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS SPECIFIED IN SECTION 13 HEREOF. NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. SUCH RIGHTS AND SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN WHOLE OR IN PART EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 13 HEREOF.

No.	Date:

Warrant to Purchase Common Stock

                                    , a Florida corporation (the “Company”), hereby certifies that                                     , the registered holder hereof, or its permitted assigns (“Holder”), said Holder is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this warrant (the “Warrant”), at any time or times on or after the Exercise Date hereof but not after 5:00 P.M. (Eastern Standard Time) on the Expiration Date (as defined herein), all or any part of                          (                ) shares, as adjusted pursuant to this Warrant (the “Warrant Shares”), of fully paid and nonassessable Common Stock (as defined herein) of the Company by payment of the applicable aggregate Warrant Exercise Price (as defined herein) in lawful money of the United States.

1.        Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(a)        “Assignment Form” shall have the meaning given to such term in Section 13(h) of this Warrant.

(b)        “Common Stock” means (i) the Company’s common stock and (ii) any capital stock resulting from a reclassification of such “Common Stock.”

(c)        “Company” means                             , a Florida corporation.

(d)        “Convertible Securities” means any securities issued by the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

(e)        “Effective Date” means the date of this Warrant shown above on the face hereof.

(f)        “Exercise Date” means any date after the Effective Date on which notice of exercise hereof is given by Holder.

(g)        “Expiration Date” means the date which is five (5) years after the Effective Date.

(h)        “Holder” shall have that meaning given to such term in the introductory paragraph of this Warrant.

(i)        “Market Price” means the fair market value of one share of Common Stock” determined as follows: the higher of (A) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors, as at the last day as of which such determination shall have been made, or (B) the fair value thereof determined in good faith by the Board of Directors as of the date which is within 15 days of the date as of which the determination is to be made (in determining the fair value thereof~ the Board of Directors shall consider stock market valuations and price to earnings ratios of comparable companies in similar industries.

(j)        “Registration Expenses” shall mean all expenses incurred by the Company in connection with the public offering of its securities, including, without limitation, all registration and filing fees and printing expenses, except for the Selling Expenses (as defined below).

(k)        “Registration Statement” shall mean a registration statement on Form S-1 or Form S-3 filed by Company with the SEC for a public offering and sale of securities of Company.

(l)        “SEC” means the Securities and Exchange Commission.

(m)        “Securities Act” means the Securities Act of 1933, as amended.

(n)        “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Warrant Shares, as well as all expenses incurred by the Company in connection with the offer and/or sale of the Warrant Shares which, but for the sale of such securities, would not otherwise have been incurred, including, without limitation, all registration and filing fees and printing expenses, as well as related attorneys’ fees, which are incurred as a result of a request by the Holder pursuant to any of Sections 14(e)(iii), l4(e)(iv) and 1 4(e)(v) herein.

(o)        “Subscription Notice” shall have that meaning given to such term in Section 2(a) of this Warrant.

(p)        “Warrant” shall have that meaning given to such term in the introductory paragraph of this document.

(q)        “Warrant Exercise Price” shall initially be $     per share and shall be adjusted and readjusted from time to time as provided in this Warrant

(r)        “Warrant Shares” shall have that meaning given to such term in the introductory paragraph of this Warrant.

(s)        Other Definitional Provisions.

(i)        Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person’s successors and permitted assigns, (B) to the Company shall be deemed to include the Company’s successors and (C) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii)        When used in this Warrant, the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section,” “Schedule,” and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii)        Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

2.        Exercise of Warrant.

(a)        Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part, at any time during normal business hours on or after the Exercise Date and prior to 5:00 p.m. (Eastern Standard Time) on the Expiration Date. The rights represented by this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share), by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Subscription Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased; (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) in cash, by wire transfer or by certified or official bank check; and (iii) the surrender of this Warrant, properly endorsed, at the principal office of the Company in Destin, Florida (or at such other agency or office of the Company as the Company may designate by notice to the Holder); provided, that if such Warrant Shares are to be issued in any name other than that of the Holder, such issuance shall be deemed a transfer and the provisions of Section 13 shall be applicable. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by the Holder within a reasonable time, not exceeding 15 days after the date on which such rights shall have been so exercised.

(b)        Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue, within such 15 day period, a new Warrant identical in all respects to the Warrant exercised except (x) such new Warrant shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the warrant exercised, less the number of Warrant Shares with respect to which such original Warrant was exercised, and (y) the Warrant Exercise Price thereof shall be, subject to further adjustment as provided in this Warrant, the Warrant Exercise Price of the Warrant exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open.

(c)        In lieu of the Holder exercising this Warrant (or any portion hereof) for cash, it may, in connection with such exercise, elect to satisfy the Warrant Exercise Price by exchanging solely (x) this Warrant (or such portion hereof) for (y) that number of Warrant Shares equal to the product of (i) the number of shares of Convertible Securities issuable upon such exercise of the Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash multiplied by (ii) a fraction, (A) the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Warrant Exercise Price per share of the Convertible Securities at the time of such exercise, and (B) the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Warrant Shares.

3.        Covenants as to Common Stock.

(a)        The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

(b)        If any shares of Common Stock reserved or to be reserved to provide for the exercise of the rights then represented by this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued to the Holder, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

4.         Adjustment of Warrant Exercise Price Upon Stock Splits, Dividends, Distributions and Combinations; and Adjustment of Number of Shares.

(a)        In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend (including any distribution of stock without consideration) or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased, in each case, by multiplying the then effective Warrant Exercise Price by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the denominator of which shall be the total number of shares of Common Stock, immediately after such subdivision, stock dividend, distribution or combination (determined on a fully diluted basis), and the product so obtained shall thereafter be the Warrant Exercise Price. For purposes of this Warrant, “on a fully diluted basis” means that all issued and outstanding capital stock of the Company, including all Convertible Securities, and all outstanding options and warrants, whether or not vested, shall be taken into account.

(b)        Upon each adjustment of the Warrant Exercise Price as provided above in this Section 4, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price immediately after such adjustment.

5.        Reorganization, Reclassification, Etc. In case of any capital reorganization, or of any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination) or in case of the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in the Common Stock being changed into or exchanged for stock or other securities or property of any other person), or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall, after such capital reorganization, reclassification of capital stock, consolidation, merger or sale, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder hereof would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale, and, in any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions thereof (including without limitation provisions for adjustment of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise of the rights represented hereby. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

6.        Notice of Adjustment of Warrant Exercise Price.    Upon any adjustment of the Warrant Exercise Price, then the Company shall give notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price in effect after such adjustment and the increase, or decrease, if any, in the number of Warrant Shares purchasable at the Warrant Exercise Price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

7.        Computation of Adjustments.    Upon each computation of an adjustment in the Warrant Exercise Price and the number of shares which may be subscribed for and purchased upon exercise of this Warrant, the Warrant Exercise Price shall be computed to the nearest cent (i.e. fraction of .5 of a cent, or greater, shall be rounded to the next highest cent) and the number of shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e. fractions of less than one half of a share shall be disregarded and fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made however, if the change in the Warrant Exercise Price would be less than $.001 per share, but any such lesser adjustment shall be made (i) at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.001 per share or more, or (ii) if earlier, upon the third anniversary of the event for which such adjustment is required.

8.        Notice of Certain Events. In case at any time:

(a)         the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

(b)        the Company shall propose to register any of its Common Stock under the Securities Act in connection with a public offering of such Common Stock (other than with respect to a registration statement tiled on Form S-8 or such other similar form then in effect under the Securities Act);

(c)        the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(d)        there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(e)        there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in one or more of said cases, the Company shall give notice to the registered holder of this Warrant of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least ten (10) days prior to the action in question in the case of an action specified in clause (ii).

  9.        No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

10.        Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any transfer of this Warrant.

11.        Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

12.        No Limitation on Corporate Action. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

13.        Transfer; Opinions of Counsel; Restrictive Legends. To the extent applicable, each certificate or other document evidencing any of the Warrant Shares shall be endorsed with the legends set forth below, and Holder covenants that, except to the extent such restrictions are waived by the Company, Holder shall not transfer the Warrant Shares without complying with the restrictions on transfer described in the legends endorsed thereon;

(a)        The following legend under the Securities Act:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT UNLESS THE COMPANY

HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)        If required by the authorities of any state in connection with the issuance or sale of the Warrant Shares, the legend required by such state authority.

(c)        The Company shall not be required (i) to transfer on its books either this Warrant or any Warrant Shares which shall have been transferred in violation of any of the provisions set forth in this Section 13, or (ii) to treat as owner of such Warrant Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Warrant Shares shall have been so transferred.

(d)        Any legend endorsed on a certificate pursuant to subsection (a) or (b) of this Section 13 shall be removed (i) if the Warrant Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, or (ii) if the holder of such Warrant Shares shall have provided the Company with an opinion from counsel, in form and substance reasonably acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of the Warrant or the Warrant Shares may be made without registration.

(e)        Any legend endorsed on a certificate pursuant to subsection (b) of this Section 13 shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Warrant or the Warrant Shares provides the Company with an opinion of counsel, in form and substance reasonably acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

(f)        Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Warrant at any time other than to an affiliate of the Holder; provided, however, that such affiliate transferee agrees in writing to be subject to the terms of this Section 13. In addition, the Holder agrees not to make any disposition of the all or any portion of the Warrant Shares unless:

(i)        There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)        Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, (A) Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant or any Warrant Shares under the Securities Act and (B) the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

  (g)        Notwithstanding the other provisions of this Section 13, no such registration statement or opinion of counsel shall be required for any transfer by a Holder, (i) if it is a partnership or a corporation, to a partner or pro rata to its equity holder(s) of such Holder (or a third party duly authorized to act on behalf of such Holder or its partners or equity holders), or (ii) if he or she is an individual, to members of such individual’s family for estate planning purposes; provided, however, that the transferee agrees in writing to be subject to the terms of this Section 13.

  (h)        Upon delivery of the foregoing opinion of counsel (with respect to a transfer of the Warrant Shares) and the surrender of this Warrant to the Company at its principal office, together with (i) the assignment form annexed hereto as Exhibit B (the “Assignment Form”) duly executed and (ii) funds sufficient to pay any transfer tax, the Company shall, if it determines such transfer is permitted by the terms of this Warrant, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

14.        Piggyback Registration Rights.        The Holder shall be entitled to incidental registration rights as follows:

  (a)        Company’s Obligations. If at any time or from time to time, but prior to the expiration of one year from the effective date of this Warrant, Company shall determine to register any of its common stock, for its own account or for the account of any of its shareholders (other than the Holder), other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction or any Rule adopted by the SEC in substitution therefore or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Warrant Shares, Company will:

(i)         promptly give to the Holder written notice thereof (which shall include a list of the jurisdictions in which Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

(ii)        include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Warrant Shares specified in a written request from the Holder, received by Company within twenty (20) days after giving such written notice, subject to the limitations set forth in Section 14(b).

  (b)        Underwritten Public Offering. If the registration of which Company gives notice is for a registered public offering involving an underwritten public offering, Company shall so advise the Holder as a part of the written notice given pursuant to Section 14(a)(i). In such event the Warrant Shares change from being Common Stock to be the Company’s Common Stock. The right of the Holder to registration pursuant to this Section 14 shall be conditioned upon the Holder’s participation in such underwritten public offering and the inclusion of the Warrant Shares in the underwritten public offering to the extent provided herein. If the Holder proposes to distribute the Warrant Shares through such underwritten public offering, the Holder shall (together with Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten public offering by Company. Notwithstanding any other provision of this Section 14, if a determination is made by the underwriter or underwriters that the inclusion of the Warrant Shares adversely affects their ability to market or sell the shares, then no Warrant Shares are required hereby to be included in the contemplated sale. If the terms of any such underwritten public offering differ materially from the terms (including range of offering price) previously communicated to the Holder, the Holder may elect to withdraw therefrom by written notice to Company and the underwriter, which notice, to be effective, must be received by Company at least two (2) business days before the anticipated effective date of the Registration Statement. The Warrant Shares so withdrawn from such underwritten public offering shall also be withdrawn from such registration. In the event that the contemplated sale does not involve an underwritten public offering and a determination that the inclusion of the Warrant Shares adversely affects the marketing of the shares shall be made by the Board of Directors of Company in its good faith discretion, then no Warrant Shares are required hereby to be included in the contemplated sale.

(c)        Company’s Withdrawal Rights.    Company may at any time withdraw or abandon any Registration Statement which triggers the provisions of this Section 14 without any liability to the Holder.

(d)        Expenses of Registration.        All Registration Expenses incurred in connection with any registration, qualification and compliance shall be borne by Company, including the reasonable attorneys’ fees for one special counsel to represent all selling shareholders. Notwithstanding the foregoing, the Holder shall bear all underwriting discounts and commissions and any transfer taxes incurred in connection with the sale of the Warrant Shares.

(e)        Registration Procedures.    In the case of each registration effected by Company pursuant to this Warrant, Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof Company will:

(i)        prepare and file with the SEC a Registration Statement with respect to such Warrant Shares, and use reasonable efforts in good faith to cause such Registration Statement to become and remain effective as provided herein;

(ii)        prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement or as may be necessary to keep such Registration Statement effective and current, but for no longer than six (6) months subsequent to the effective date of such registration;

(iii)        furnish to the Holder such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Warrant Shares held by the Holder;

(iv)        enter into such customary agreements and take all such other action in connection therewith as the Holder may reasonably request in order to expedite or facilitate the disposition of the Warrant Shares; and

(v)        use reasonable efforts in good faith to register and qualify the Warrant Shares covered by such Registration Statement under such securities or Blue Sky laws of such jurisdictions as the Holder shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares held by the Holder; provided, however that Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction nor shall Company be required to take any position or change in accounting methods in order to effect such registration if the Board of Directors determines in good faith that the same would be materially detrimental to Company; and

Notwithstanding the foregoing provisions of this Section: (1) the Holder will not (until further notice) effect sales thereof after receipt of electronic, facsimile or written notice from Company to suspend sales to permit Company to correct or update such Registration Statement or prospectus; but the obligations of Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect; and (2) at the end of any period during which Company is obligated to keep any Registration Statement current and effective as provided by this Section (and any extensions therefore required by the preceding paragraph (i) of this Section), the Holder shall discontinue sales of shares pursuant to such Registration Statement upon notice from Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Holder shall notify Company of the number of shares registered which remain unsold promptly after receipt of such notice from Company.

(f)        Information by the Holder. If the Holder includes the Warrant Shares in a registration, it shall furnish to Company in writing such information regarding itself and the distribution proposed by the Holder as Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Warrant.

(g)        Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of Company’s capital stock to the public without registration, Company agrees to use reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act.

(h)        Rule 144 Sales. Notwithstanding anything contained in this Section 14 to the contrary, the Holder shall not have any registration rights pursuant to this Section if Company obtains an opinion of its counsel, that the Holder’s Warrant Shares may be sold at such time pursuant to Rule 144 under the Securities Act.

15.        Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its discretion impose (except in the event of loss, theft, mutilation or destruction while this Warrant is in possession of the Company’s Escrow Agent, in which events the Company shall be solely responsible) (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

16.        Representation of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Warrant, and the Warrant Shares, for its own account, for investment purposes, and not with a present view either to sell, distribute, or transfer, or to offer for sale, distribution, or transfer, any of the Warrant or the Warrant Shares, or any other securities issuable upon the exercise thereof.

17.        Restricted Securities. The Holder understands that the Warrant and the Warrant Shares issuable upon exercise of the Warrant, will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Warrant is exempt pursuant to Section 4(2) of the Securities Act based on the representations of the Holder set forth herein. The Warrant Holder represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of the investment. The Holder further represents that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Warrant, the business of the Company, and to obtain additional information to such Holder’s satisfaction. The Holder is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

18.        Notices. All Notices, requests and other communications that the Holder or the Company is required or elects to give hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery thereof, including by appropriate courier service, five (5) days after delivery to the courier or, if earlier, upon delivery against a signed receipt therefore or (b) upon transmission by facsimile or telecopier, which transmission is confirmed, in either case addressed to the party to be notified at the address set forth below or at such other address as such party shall have notified the other parties hereto, by notice given in conformity with this Section 18.

If to the Company:

If to the Holder:

19.        Miscellaneous.    This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

20.        Date.    The Effective Date of this Warrant is                             . This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. (Eastern Standard Time) on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 13 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

21.        Severability.    If any provision of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Warrant.

22.        Governing Law.    This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of                     , without reference to its conflicts of law principles.

John C. Thomas
Chief Financial Officer

EXHIBIT A TO

WARRANT

SUBSCRIPTION NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH REGISTERED HOLDER

DESIRES TO EXERCISE THIS WARRANT

The undersigned hereby exercises the right to purchase Warrant Shares covered by this Warrant according to the conditions thereof and herewith [makes payment of $                            , the aggregate Warrant Exercise Price of such Warrant Shares in full] [tenders solely this Warrant, or applicable portion hereof, in full satisfaction of the Warrant Exercise Price upon the terms and conditions set forth herein.]

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name  ___________________________________________________________________________________________________

(Please typewrite or print in block letters)

Address  _________________________________________________________________________________________________

Holder Name:

By:
Name:
Title:

[Net] Number of Warrant Shares Being
Purchased

Dated:                               , 20

EXHIBIT B TO

WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                                                              hereby

sells, assigns and transfers unto

Name  ___________________________________________________________________________________________________

(Please typewrite or print in block letters)

Address  _________________________________________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date                                                      , 20

Signature